SCHEDULE 14A
Amendment No. 1

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
Filed by the Registrant |X|
Filed by a party other than the Registrant |_|

Check the appropriate box:
|X|   Preliminary Proxy Statement
|_|   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-12

FUSA CAPITAL CORPORATION
--------------------------------------------------------------------------------
(Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
X	No fee required
__	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

__	Fee paid previously with preliminary materials.

__
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

NOTICE OF
ANNUAL MEETING OF STOCKHOLDERS
AND
PROXY STATEMENT

Date:	July __, 2010

Time:	a.m.

Place:

1

FUSA CAPTIAL CORPORATION
 701 Fifth Avenue, Suite 4200,
Seattle, WA,  98104
Tel: 206-274-5107

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
July __, 2010

Dear Stockholder:

Our annual stockholders' meeting will be held on July  __, 2010, at ______a.m. Central Standard Time, at the _______________________for the following purposes:

1.	To elect two directors to hold office until the next annual meeting of shareholders and qualification of their respective successors.
2.	To authorize an increase in the authorized common stock from 333,333 to 500,000,000 (Requires an amendment to the Articles of Incorporation).
3.	To authorize a change of the Corporation's name to Spectral Capital Corporation (requires an amendment to the articles of incorporation.)
4.	To appoint Siblerstein Ungar, PLLC of Farmington Hills, Michigan, as independent auditor for fiscal year ended December 31, 2010.
5.	To transact such other business as may properly come before the annual meeting or any postponement of or adjournment thereof.

The Board of  Directors  has fixed the  closing of  business  on July __, 2010,  as the record  date for the  determination  of  shareholders  entitled to notice of and to vote at this  meeting  or any  adjournment  thereof.  The stock transfer books will not be closed.

The Company's Annual Report to Stockholders for the year ended December 31, 2009 accompanies this Notice of Annual Meeting and Proxy Statement.

All  stockholders,  whether  or not they  expect to attend  the  Meeting in person,  are requested  either to complete,  date, sign, and return the enclosed form of proxy in the  accompanying  envelope  or to record  their proxy by other authorized  means. The proxy may be revoked by the person executing the proxy by filing with the Secretary of the Company an instrument of revocation or duly executed proxy bearing a later date, or by electing to vote in person at the meeting.

Dated: June __, 2010	By order of the Board of Directors,

Jenifer Osterwalder, President, CEO and Chairman of the Board

2

PROXY STATEMENT

FUSA CAPTIAL CORPORATION
 701 Fifth Avenue, Suite 4200,
Seattle, WA,  98104
Tel: 206-274-5107

ANNUAL MEETING OF
SHAREHOLDERS TO BE HELD
July __, 2010

This Proxy  Statement is being  furnished to the  shareholders  of FUSA Capital Corporation., a Nevada corporation, in connection with the solicitation by the  Board of  Directors  of  proxies  to be used at the  Annual  Meeting  of Shareholders to be held at ____ a.m., Central Standard time, July ,  __, 2010 at the ______________________.  The Proxy Statement is first being sent or given to shareholders on or about July __, 2010.

PROXIES ARE BEING SOLICITED BY THE BOARD OF DIRECTORS.

WE ARE ASKING YOU FOR A PROXY AND YOU ARE REQUESTED TO SEND US A PROXY.

VOTING RIGHTS

Stockholders  of record of the Company as of the close of business on  ____, 2010 have the right to receive notice of and to vote at the Annual  Meeting. On ______, 2010, the Company had issued and outstanding 47,623 (Forty-Seven, Six Hundred and Twenty-Three) shares of Common  Stock  (the  "Common  Stock") outstanding.  Each share of Common Stock is entitled to one (1) vote for as many separate nominees as there are  directors  to be elected and for or against all other  matters  presented.  For  action  to be taken at the  Annual  Meeting,  a majority  of the  shares  entitled  to vote must be  represented  at the  Annual Meeting  in person or by proxy.  Shares of stock may not be voted  cumulatively. Abstentions and broker non-votes each will be included in determining the number of shares present and voting at the Annual Meeting.  Abstentions will be counted in tabulations of the votes cast on proposals, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved.

EXPENSE OF MAILING

The  expense  of  preparing   and  mailing  of  this  Proxy   Statement  to shareholders  of the  Company is being paid for by the  Company.  The Company is also requesting brokers, custodians, nominees, and fiduciaries to forward this Proxy  Statement to the  beneficial  owners of the shares of common stock of the Company  held of record by such  persons.  The Company will not  reimburse  such persons for the cost of forwarding.

PROXIES

In voting their Common Stock,  stockholders may vote in favor of or against the proposal to approve the  proposals on the agenda or may abstain from voting. Stockholders  should  specify their choice on the  accompanying  proxy card. All properly  executed proxy cards delivered  pursuant to this  solicitation and not revoked will be voted at the meeting in accordance with the directions given. If no  specific  instruction  are given with regard to the matter to be voted upon, then the  shares  represented  by a signed  proxy  card will be voted  "FOR" the approval of the agenda item or director(s) and in the discretion of such proxies to any other  procedural  matters  which may properly come before the meeting or any adjournments  thereof.  All proxies delivered  pursuant to this solicitation are  revocable  at any time  before  they are voted at the option of the persons executing  them by (i) giving  written  notice to the  Secretary of the Company, (ii) by delivering a later dated proxy card, or (iii) by voting in person at the meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to Jenifer Osterwalder, President of FUSA Capital Corporation, 701 Fifth Avenue, Suite 4200, Seattle, Washington 98104.

HOLDERS OF COMMON STOCK ARE REQUESTED TO COMPLETE, DATE, AND SIGN THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY TO THE COMPANY AT FUSA CAPITAL CORPORATION, 701 FIFTH AVENUE, SUITE 4200, SEATTLE, WASHINGTON 98104.
The  person  named as proxy is  Jenifer Osterwalder, President, CEO, and Chairman of the Board of the Company.

In addition to the  solicitation  of proxies by mail, the Company,  through its directors,  officers,  and employees,  may solicit proxies from stockholders personally or by telephone or other forms of communication. The Company will not reimburse anyone for  reasonable out-of-pocket costs and expenses incurred in the solicitation  of  proxies.  The  Company  also will  request  brokerage  houses, nominees,  fiduciaries,  and other custodians to forward soliciting materials to beneficial  owners,  and the  Company  will  reimburse  such  persons  for their reasonable  expenses  incurred in doing so. All expenses  incurred in connection with the solicitation of proxies will be borne by the Company.

INTEREST OF PERSONS IN MATTERS TO BE ACTED UPON

None. No director or shareholder  owning 10% or more of the outstanding shares has  indicated  her or his intent to oppose any action to be taken at the meeting. No officer or director or shareholder has any interest in any matter to be voted upon.

VOTING SECURITIES AND BENEFICIAL OWNERSHIP

As of the call date of the  meeting,  July __, 2010,  the total  number of common shares outstanding and entitled to vote was 47,237 (Forty-Seven, Two Hundred and Thirty-Seven Thousand) shares.

The holders of such shares are  entitled to one vote for each share held on the record date.  There is no  cumulative  voting on any matter on the agenda of this meeting.  No additional  shares will be issued  subsequent to call date and prior to meeting.

RECORD DATE

Stock transfer records will remain open June __, 2010 shall be the record date for  determining  shareholders  entitled to vote and receive  notice of the meeting.

PRINCIPAL HOLDERS OF VOTING SECURITIES

The  following  table  sets forth  information  as of June 30 , 2010,  with respect to the shares of common stock of the Company owned by (i) owners of more than 5% of the  outstanding  shares of common  stock,  (ii) each director of the Company, (and nominees) and (iii) all directors and officers of the Company as a group. Unless otherwise  indicated,  all shares are held by the person named and are subject to sole voting and investment by such person.

Name	Amount and Nature of Ownership	Percent of Class*

Jenifer Osterwalder (1)	3,934	8.4%

Tommy Jo St. John (2)	4,292	9.2%

Alexander Khersonski (3)	67	0.1%

All officers, directors, and 5% or greater shareholders as a group (3 persons)	8,293	17.7%

(1)	Consists of stock options to acquire up to 3,334 shares of common stock, none of which are presently exercisable and 600 shares of common stock directly owned.

(2)	Consists of 4,292 shares of common stock directly owned.

(3)	Consists of stock options to acquire up to 67 shares of common stock, none of which are presently exercisable.

VOTING REQUIRED FOR APPROVAL

A majority  of the shares of common  stock  outstanding  at the record date must be represented  at the Annual Meeting in person or by proxy in order for a quorum to be present  and in order to take  action  upon all matters to be voted upon,  but if a quorum  should not be  present,  the  meeting  may be  adjourned without  further  notice  to  shareholders,  until a quorum is  assembled.  Each shareholder  will be  entitled  to cast one vote at the Annual  Meeting for each share of common stock registered in such shareholder's name at the record date.

Abstentions  and broker  non-votes are counted for purposes of  determining the presence or absence of a quorum for the transaction of business.  Each share of Common Stock  entitles the holder  thereof to one vote on all matters to come before the Annual Meeting. Holders of shares of Common Stock are not entitled to cumulative voting rights.

The  favorable  vote of a  plurality  of the votes of the  shares of Common Stock  present  in person  or  represented  by proxy at the  Annual  Meeting  is necessary to elect the nominees for directors of the Company.  To take the other actions  at the  meeting  a  majority  of the  shares  must vote in favor of the proposals present in person or by Proxy.

REMUNERATION AND OTHER TRANSACTIONS WITH MANAGEMENT

(a) Cash Compensation.

The following table sets forth the total compensation awarded to, earned by, or paid to our Chief Executive Officer during each of the last two completed fiscal years. No other individuals are employed by us or have earned a total annual salary and bonus in excess of $100,000 during any of the last two completed fiscal years.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Jenifer Osterwalder	2008	$125,000	-	-	-	-	-	-	$125,000

Chief Executive Officer	2009	$125,000	-	-	-	-	-	-	*$125,000

* Due to lack of funds, Ms. Osterwalder agreed to forgo a substantial portion of her salary in 2009.

Ms. Osterwalder does not currently have an employment contract in place and is currently serving without a salary while the Company seeks funding.

(b) Compensation Pursuant to Plans. None.

(c) Other Compensation.

BOARD OF DIRECTORS

Committees and Meetings

The Board did not hold any formal  meetings  during the fiscal year ended  December 31, 2009, and took actions by unanimous consent, as necessary.

In the  ordinary  course  of  business,  the  board  of  directors  maintains  a compensation committee and an audit committee.

The  primary  function  of the  compensation  committee  is to  review  and make recommendations  to the board of  directors  with  respect to the  compensation, including bonuses,  of our officers and to administer the grants under our stock option plan.

The  functions  of the  audit  committee  are to  review  the scope of the audit procedures employed by our independent  auditors, to review with the independent auditors our  accounting  practices  and policies and  recommend to whom reports should be submitted,  to review with the independent  auditors their final audit reports,  to review  with our  internal  and  independent  auditors  our overall accounting and financial controls,  to be available to the independent  auditors during  the year for  consultation,  to  approve  the audit fee  charged  by the independent  auditors,  to report to the board of directors with respect to such matters and to recommend the selection of the independent auditors.

In the absence of a separate audit committee our Board of Directors functions as audit  committee and performs some of the same functions of an audit  committee, such as recommending a firm of independent certified public accountants to audit the  annual   financial   statements;   reviewing   the   independent   auditors independence,  the financial  statements  and their audit report;  and reviewing management's administration of the system of internal accounting controls.

DIRECTOR COMPENSATION

The following table sets forth certain information concerning compensation paid to our directors for services as directors, but not including compensation for services as officers reported in the "Summary Executives Compensation Table" during the year ended December 31, 2009:

Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)

Jennifer Osterwalder (1)	$-0-	$-0-	$-0-	$-0-	$-0-	$-0-	$-0-

Alexander Khersonski	$-0-	$-0-	$-0-	$-0-	$-0-	$-0-	$-0-

(1)	Ms. Osterwalder was to be paid $125,000 as part of her salary as the sole officer of the Company, but forego a large portion of it during 2009.

Indemnification of Directors and Officers

As permitted by the Nevada Revised Statutes, the personal liability of its directors for monetary damages for breach or alleged breach of their duty of care is very limited. In addition, as permitted by the Nevada Revised Statutes, the Bylaws of the Company provide generally that the Company shall indemnify its directors and officers to the fullest extent permitted  by Nevada  law,  including  those  circumstances  in which indemnification would otherwise be discretionary.

The Company has agreed to indemnify each of its directors and executive officers to provide the maximum indemnity allowed to directors and executive officers by the Nevada Revised Statutes and the Bylaws, as well as certain additional procedural protections. In addition, the indemnification agreements provide generally that the Company will advance expenses incurred by directors and executive officers in any action or proceeding as to which they may be indemnified.

The indemnification provision in the Bylaws, and the indemnification agreements entered into between the Company and its directors and executive officers, may be sufficiently broad to permit indemnification of the officers and directors for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act").

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the  Securities  and Exchange  Commission  such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

ANNUAL REPORT

The Company's  Annual Report on Form 10-K for the year ended December 31, 2009 (the "Form 10-K") is being furnished  simultaneously  herewith as Exhibit “A”.  The Form 10-K is not considered a part of this Proxy Statement.

The Company will also furnish to any  stockholder  of the Company a copy of any exhibit to the Form 10-K as listed thereon,  upon request and upon payment of the Company's reasonable expenses of furnishing such exhibit. Requests should be directed to Jenifer Osterwalder, President of FUSA Capital Corporation, 701 Fifth Avenue, Suite 4200, Seattle, Washington 98104.

BOARD OF DIRECTORS AND OFFICERS

The persons  listed  below are  currently  Officers  and the members of the Board of Directors.

DIRECTORS AND EXECUTIVE OFFICERS

The directors  and  executive  officers of the Company as of May 31, 2010 are as follows:

Name	Age	Position
Jenifer Osterwalder	44	Chief Executive Officer, Principal Accounting Officer, President, Treasurer, Secretary and Director.

Alexander Khersonski	37	Director

The  directors of the Company hold office until the next annual  meeting of the  shareholders  and  until  their  successors  have  been  duly  elected  and qualified.  The officers of the Company are elected at the annual meeting of the Board of  Directors  and hold  office  until  their  successors  are  chosen and qualified or until their death,  resignation,  or removal. The Company presently has no executive committee.

The principal  occupations  of each director and officer of the Company for at least the past five years are as follows:

MANAGEMENT EXPERIENCE

Jenifer Osterwalder - Chief Executive Officer, Principal Accounting Officer, President, Treasurer, Secretary and Director

Jenifer Osterwalder has served as our Chief Executive Officer, Principal Accounting Officer, President, Treasurer, Secretary and as a director since March 7, 2005. Previously, from January 2005 to March 2005, Ms. Osterwalder served as President, Chief Executive Officer, Treasurer, Secretary and as a director FUSA Technology Investments Corp. From January 2000 to January 2005, she served as an consultant investment banker to Five Seas Securities, Ltd., a securities firm in British Columbia, Canada. From August 2004 to December 2004, Ms. Osterwalder served as a consultant Manger to International Conference Services, Ltd., a conference and destination management firm in British Columbia, Canada. From January 2003 to December 2003, she served as a consultant Investment Liaison and Marketing Director for Terrikon Corporation, in British Columbia, Canada. Ms. Osterwalder received her Bachelor of Science in Business Administration in marketing and logistics from Ohio State University.  The Company believes that Ms. Osterwalder is qualified to serve as a director not only due to her 5 years of experience negotiating every contract, potential contract and business development arrangement that FUSA has contemplated, but also because of her previous experience as a consultant investment banker which gives her an understanding of capital markets and the role of growth capital within business.

Alexander Khersonski -Director

Alexander Khersonski has served as one of our directors since March 7, 2005. In addition, Mr. Khersonski currently serves as a Senior Accountant for Service Corporation International (formerly Alderwood Group, Inc.), a provider of funeral, cremation and cemetery services throughout North America, a position which he has held since November 2004. From August 2004 to October 2004, Mr. Khersonski served as Assistant Controller for Scorpio Mining Corporation, a publicly traded mineral exploration company in British Columbia, Canada. From September 2003 to July 2004, he served as a Corporate Accountant in client services at Dawn Pacific Management Corporation, an accounting and regulatory maintenance services firm in British Columbia, Canada. From January 2000 to August 2000, he served as a consultant to ICC International Business Services Ltd., in British Columbia, Canada. Additionally, from September 2000 to August 2003, Mr. Khersonski served as a Senior Accountant for the Jewish Community Centre of Greater Vancouver. Mr. Khersonski received holds a Certified General Accountant Designation from the Certified General Accountants Association of British Columbia, Canada. He received his Bachelor of Science in economics and management from Chelyabinsk State Technical University, Chelyabinsk, Russia.  Management believes that Mr. Khersonski's experience with financial accounting and his experience advising clients on regulatory issues will remain valuable to the Company in preparing its financial statements and planning its budgets for future growth.

AUDITORS

GENERAL.  Moore & Associates, Chartered (“Moore”) were our principal accountants for the fiscal year ended December 31, 2008 and until August  9, 2009.  Seale and Beers, CPAs were our independent accountants from August 9, 2009 until September 22, 2009.  Maddox Silberstein and Ungar PLLC have been our independent auditors since September 22, 2009 and are now known as Silberstein Ungar PLLC.

The following table sets forth the aggregate amount of various professional fees billed by our principal accountants with respect to our last two fiscal years:

	2009	2008
Audit fees	$6,250	$6,000
Audit-related fees	-	-
Tax fees	-	-
All other fees	-	-
Total	$6,250	$6,000

All audit fees are approved by our board of directors.  Moore & Associates, Chartered (“Moore”) were our principal accountants for the fiscal year ended December 31, 2008 and until August  9, 2009.  Seale and Beers, CPAs were our independent accountants from August 9, 2009 until September 22, 2009.  Maddox Silberstein and Ungar PLLC have been our independent auditors since September 22, 2009 and are now known as Silberstein Ungar PLLC.  We were billed $4,750 by Silberstein and Ungar and $1,500 by Seale and Beers and nothing by Moore in 2009.

 All audit work was performed by the auditors' full time employees.

Proposal #1

NOMINATION AND ELECTION OF DIRECTORS

The Company's Bylaws currently provide for the number of directors of the Company to be established by resolution of the Board of Directors and that number is at least two (2) but no more than seven (7). The Board has nominated two (2) persons.. At this Annual Meeting, a Board of two (2) directors will be elected. Except as set forth below, unless otherwise instructed, the proxy holders will vote the proxies received by them for Management's nominees named below.

The two nominees are presently directors of the Company. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders, until resignation, or until a successor has been elected and qualified.

We do not currently maintain a nominating committee on our Board of Directors. Rather, all of the directors on the Company’s board of directors at any given time participate in identifying qualified director nominees, and recommending such persons to be nominated for election to the Board at each annual meeting of our stockholders. As a result, our Board has not found it necessary to have a separate nominating committee. However, the Board may form a nominating committee for the purpose of nominating future director candidates.

Usually, nominees for election to the Board are proposed by our existing directors. In identifying and evaluating individuals qualified to become Board members, our current directors will consider such factors as they deem appropriate to assist in developing a board of directors and committees thereof that are diverse in nature and comprised of experienced and seasoned advisors. Our Board of Directors has not adopted a formal policy with regard to the consideration of diversity when evaluating candidates for election to the Board. However, our Board believes that membership should reflect diversity in its broadest sense, but should not be chosen nor excluded based on race, color, gender, national origin or sexual orientation. In this context, the Board does consider a candidate’s experience, education, industry knowledge and, history with the Company, and differences of viewpoint when evaluating his or her qualifications for election the Board. In evaluating such candidates, the Board seeks to achieve a balance of knowledge, experience and capability in its composition. In connection with this evaluation, the Board determines whether to interview the prospective nominee, and if warranted, one or more directors interview prospective nominees in person or by telephone.

The proxies solicited hereby cannot be voted for a number of persons greater than the number of nominees  named below.  The  Articles of Incorporation of the Company does not permit cumulative voting. A plurality of the votes of the holders of the outstanding shares of Common Stock represented at a meeting at which a quorum is presented may elect directors.

THE DIRECTORS NOMINATED BY MANAGEMENT ARE:

Jenifer Osterwalder

Alexander Khersonski

The biographical information of all Director Nominees are contained on page 6, under "Management Experience."

Unless marked to the contrary on the ballot, all proxies will be voted in favor of the Management's nominees.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" MANAGEMENT'S NOMINEES.

Required Approval

For action to be taken at the Annual Meeting, a quorum must be present, which, under the Nevada Revised Statutes, is a simple majority. To be considered approved, the nominees must receive the affirmative vote of the holders of a majority of the shares represented and voting at the Annual Meeting.

Proposal #2

TO AUTHORIZE AN INCREASE IN THE AUTHORIZED COMMON STOCK FROM 333,333 TO 500,000,000  (REQUIRES  AN AMENDMENT TO THE ARTICLES OF INCORPORATION).

1. The Board of the Company determined that it was in the best interest of the Company and its shareholders to increase the authorized common shares of the Company from three hundred, thirty-three thousand, three hundred and thirty-three (333,333) to five hundred million (500,000).

We believe that the share increase authorization in our Articles of Incorporation is in the best interest of our corporation. Without additional shares authorized, the Company may find itself unable to raise any more capital through shares if it has issued all of its authorized shares. Additionally, we are contemplating using an acquisition growth strategy which may require the issuance of additional shares of common stock. We have not yet   identified any prospective acquisition target and are not currently having any discussions regarding any potential acquisition with anyone.

It is emphasized that management of the Company may effect transactions having a potentially adverse impact upon the Company's shareholders pursuant to the authority and discretion of the Company's management to complete share issuances without submitting any proposal to the stockholders for their consideration. Holders of the Company's securities should not anticipate that the Company necessarily will furnish such holders with any documentation concerning the proposed issuance prior to any share issuances. All determinations (except involving a merger where more shares will be issued equaling more than 20% of the issued and outstanding shares prior to the transaction) involving share issuances are in the discretion and business judgment of the Board of Directors in their exercise of fiduciary responsibility but require a determination by the Board that the shares are being issued for fair and adequate consideration.

Our Promissory Note of April, 2009, provides that $50,000 advanced to us by shareholders can be converted at their option into our common shares at the per share price of our next financing or at our 30 day trailing average stock price, whichever is lower.  This means that there is no way to anticipate in advance how many shares may be issued on conversion of this note and our current shareholders could see their holdings substantially diluted or diluted to the point of being worthless.  This increase in the authorized shares substantially increases the potential impact of such a dilutive issuance.

In the event that the Board decides in the future to issue shares for capital, services, or acquisitions, the present management and stockholders of the Company most likely will not have control of a majority of the voting shares of the Company. As of the date of hereof, the Company has no present plans, proposals or arrangements to issue any of the newly authorized stock, written or otherwise for any purpose, including acquisitions.

It is likely that the Company may acquire other compatible business opportunities through the issuance of Common Stock of the Company, though no such plans, proposals or arrangements exist currently, whether in written form or otherwise.  Although the terms of any such transaction cannot be predicted, this could result in substantial additional dilution in the equity of those who were stockholders of the Company prior to such issuance. There is no assurance that any future issuance of shares will be approved at a price or value equal to or greater than the price which a prior shareholder has paid, or at a greater than the then current market price. Typically unregistered shares are issued at less than market price due to their illiquidity and restricted nature, and the extended holding period, before they may be sold.

Anti-Takeover Effects of the Proposed Amendment to Increase Authorized Shares.

The Share Increase and the subsequent issuance of such shares could have the effect of delaying or preventing a change of control of the Company without further action by the shareholders. Shares of authorized and unissued Common Stock could (within the limits imposed by applicable law) be issued in one or more transactions that would make a change of control of the Company more difficult, and therefore less likely. The additional authorized shares could be issued to discourage persons from attempting to gain control of the Company, by diluting the voting power of shares then outstanding.

In addition, the Share Increase authorized by the proposed amendment could permit the Board of Directors to issue Common Stock to persons supportive of management’s position. Such persons might then be in a position to vote to prevent or delay a proposed business combination that is deemed unacceptable to the Board of Directors, although perceived to be desirable by some shareholders. Any such issuance could provide management with a means to block any vote that might be used to effect a business combination. Similarly, the issuance of additional shares to certain persons allied with the Company’s management could have the effect of making it more difficult to remove the Company’s current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. Likewise, shares could be used to facilitate the  adoption of measures intended to deter unfair or coercive takeover tactics not believed to be in the best interests of shareholders. The Board of Directors is not aware of any attempt or contemplated attempt to acquire control of the Company, and the Share Increase is not being presented with the intent that it be utilized as a type of anti-takeover device.

THE BOARD OF  DIRECTORS  RECOMMENDS  A VOTE "FOR" THE AUTHORIZATION AN INCREASE IN THE AUTHORIZED COMMON STOCK FROM 333,333 TO 500,000,000.

PROPOSAL #3

AMENDMENT TO THE ARTICLES OF INCORPORATION TO CHANGE FUSA CAPITAL CORPORATION TO SPECTRAL CAPITAL CORPORATION

We are asking shareholders to authorize a change in the name of FUSA to Spectral Capital Corporation This requires an amendment to our Articles of Incorporation as set forth at the end of this section. This name change was recommended by President and CEO, Jenifer Osterwalder because the name FUSA lacks the tone and brand image we would like to have for the Company.  Management believes that Spectral Capital Corporation will better reflect the brand image management seeks for the Company.

We believe that the name change in our Articles of Incorporation is in the best interests of our company to assume a name which has a more positive connotation, as in a broad spectrum, rather than FUSA which was a name never relevant to our business. To effect a name change of FUSA to Spectral Capital Corporation it is proposed that the first sentence of Article I of FUSA’s Articles of Incorporation be amended to read in its entirety as follows:

“The name of the Corporation shall be Spectral Capital Corporation.”

PROPOSAL #4

APPOINTMENT OF SILBERSTEIN UNGAR, PLLC.

Silberstein Ungar, PLLC, Independent  Public  Accountants,  of  Farmington Hills, Michigan have been appointed as the Certifying Accountants for the period through fiscal  year  2010 and  shareholders  are  asked  to  ratify  such  appointment.  Ratification of the appointment of Silberstein Ungar, PLLC., as the Company's independent public accountants for the fiscal year ending December 31, 2010 will require  the  affirmative  vote of a  majority  of the  shares of  Common  Stock represented in person or by proxy and entitled to vote at the Annual Meeting. In the event the  stockholders  do not ratify the  appointment of Silberstein Ungar, PLLC. for the forthcoming fiscal year, such appointment will be reconsidered by the Board.  Representatives of Silberstein Ungar, PLLC are not expected to be present at the Annual Meeting and will not make statements.

Unless  marked  to the  contrary,  proxies  received  will be  voted  "FOR" ratification  of the  appointment of Silberstein Ungar, PLLC. as independent accountants for the Company's year ending December 31, 2010.

THE BOARD OF DIRECTORS  RECOMMENDS A VOTE "FOR"  RATIFICATION  OF THE  COMPANY'S INDEPENDENT ACCOUNTANTS.

SHAREHOLDER PROPOSALS

Shareholders  are entitled to submit  proposals on matter  appropriate  for shareholder  action  consistent with  regulations of the Securities and Exchange Commission.  Should a  shareholder  intend to present a proposal  at next year's annual meeting,  it must be received by Jenifer Osterwalder, President of FUSA Capital Corporation, 701 Fifth Avenue, Suite 4200, Seattle, Washington 98104,  not later than 30 days prior to fiscal year end, in order to be included in the Company's  proxy  statement and form of proxy relating to that meeting.  It is anticipated  that the next annual meeting will be held in the Spring of  2011.

Other Matters.  Management  knows of no business that will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting.  If,  however,  other  matters are properly  brought  before the Annual Meeting,  it is the intention of the persons named in the  accompanying  form of proxy to vote the shares represented  thereby on such matters in accordance with their best judgment.

Dated: June 11, 2010	By order of the Board of Directors,

Jenifer Osterwalder, President, CEO and Chairman of the Board

BALLOT

FUSA CAPTIAL CORPORATION
 701 Fifth Avenue, Suite 4200,
Seattle, WA,  98104
Tel: 206-274-5107

ANNUAL MEETING OF STOCKHOLDERS, JULY __, 2010

The undersigned  hereby appoints Jenifer Osterwald, President, proxy,  with full power of substitution,  for and in the name or names of the  undersigned,  to vote all shares of Common Stock of FUSA Capital Corporation  held of record by the undersigned at the Annual Meeting of  Stockholders  to be held at the ___________________________________________,  at ___________a.m.,  Central Standard Time,  and at any  adjournment  thereof,  upon the matters described  in the  accompanying  Notice of Annual  Meeting and Proxy  Statement, receipt of which is hereby  acknowledged,  and upon any other  business that may properly come before, and matters incident to the conduct of, the meeting or any adjournment thereof. Said person is directed to vote on the matters described in the Notice of Annual  Meeting and Proxy  Statement as follows,  and otherwise in their  discretion  upon such other  business as may properly  come  before,  and matters incident to the conduct of, the meeting and any adjournment thereof.

PROXIES ARE BEING SOLICITED BY THE BOARD OF DIRECTORS.

WE ARE ASKING YOU FOR A PROXY AND YOU ARE REQUESTED TO SEND US A PROXY.

1. To elect a Board of two (2)  directors to hold office until the next annual meeting of stockholders or until their  respective  successors have been elected and qualified:

Nominees:	Jenifer Osterwalder and Alexander Khersonski

[_] FOR: nominees listed above (except as marked to the contrary below).
[_] WITHHOLD: authority to vote for nominee(s) specified below.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), write the applicable name(s) in the space provided below.
--------------------------------------------------------------------------------

2. To authorize an increase in the authorized common stock from 333,333 to 500,000,000 (requires  an amendment to the articles of incorporation.)

[_] FOR	[_] AGAINST	[_] ABSTAIN

3. To authorize a change of the Corporation's name to Spectral Capital Corporation  (requires  an amendment to the articles of incorporation.)

[_] FOR	[_] AGAINST	[_] ABSTAIN

4. To appoint Silberstein Ungar, PLLC of Farmington Hills, Michigan as independent auditor for fiscal year ended December 31, 2010.

[_] FOR	[_] AGAINST	[_] ABSTAIN

5. To  transact  such other  business  as may  properly  come  before the Annual Meeting.

[_] FOR	[_] AGAINST	[_] ABSTAIN

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND RETURN THIS PROXY CARD PROMPTLY TO FUSA CAPITAL CORPORATION, 701 FIFTH AVENUE, SUITE 4200, SEATTLE, WASHINGTON 98104.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE STATED PROPOSALS.

Number of Shares owned	Signature of Stockholder

Dated:_______________, 2010
Signature if held jointly

IMPORTANT:  If shares are jointly owned,  both owners should sign. If signing as attorney, executor, administrator,  trustee, guardian or other person signing in a  representative  capacity,   please  give  your  full  title  as  such.  If  a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

EXHIBIT “A”

FUSA CAPITAL CORPORATION

Form 10-K
For the year ended December 31, 2009